Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)        ☐

THE BANK OF NEW YORK MELLON

(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

TECK RESOURCES LIMITED

(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Canada
(Address of principal executive offices)	(Zip code)

Teck Metals Ltd.

(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Canada
(Address of principal executive offices)	(Zip code)

Teck Resources Coal Partnership

(Exact name of obligor as specified in its charter)

British Columbia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Canada
(Address of principal executive offices)	(Zip code)

Teck Coal Partnership

(Exact name of obligor as specified in its charter)

Alberta	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Suite 1000, 205-9th Avenue S.E. Calgary, Alberta T2G 0R4 Canada
(Address of principal executive offices)	(Zip code)

The Quintette Coal Partnership

(Exact name of obligor as specified in its charter)

British Columbia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Canada
(Address of principal executive offices)	(Zip code)

Fording Limited Partnership

(Exact name of obligor as specified in its charter)

Alberta	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Suite 1000, 205-9th Avenue S.E. Calgary, Alberta T2G 0R4 Canada
(Address of principal executive offices)	(Zip code)

Cardinal River Coals Ltd.

(Exact name of obligor as specified in its charter)

Alberta	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Suite 1000, 205-9th Avenue S.E. Calgary, Alberta T2G 0R4 Canada
(Address of principal executive offices)	(Zip code)

Teck Resources Mining Partnership

(Exact name of obligor as specified in its charter)

British Columbia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Canada
(Address of principal executive offices)	(Zip code)

Teck American Incorporated

(Exact name of obligor as specified in its charter)

Washington	26-1974324
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

501 North Riverpoint Blvd., Suite 300 Spokane, Washington	99202
(Address of principal executive offices)	(Zip code)

Teck Colorado Inc.

(Exact name of obligor as specified in its charter)

Colorado	98-0059968
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Canada
(Address of principal executive offices)	(Zip code)

Teck Alaska Incorporated

(Exact name of obligor as specified in its charter)

Alaska	91-1170390
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

3105 Lakeshore Drive Bldg. A, Suite 101 Anchorage, Alaska	99517
(Address of principal executive offices)	(Zip code)

Aurcay Holdings Inc.

(Exact name of obligor as specified in its charter)

Cayman Islands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Anderson Square, Shedden Rd., PO Box 866 Grand Cayman, Cayman Islands KY1-1103
(Address of principal executive offices)	(Zip code)

Aur QB Inc.

(Exact name of obligor as specified in its charter)

Cayman Islands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Anderson Square, Shedden Rd., PO Box 866 Grand Cayman, Cayman Islands KY1-1103
(Address of principal executive offices)	(Zip code)

Minera Canada Tungsten Chile Ltda.

(Exact name of obligor as specified in its charter)

Chile	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Vitacura 2939, Piso 24 Las Condes, Santiago Chile
(Address of principal executive offices)	(Zip code)

Teck Operaciones Mineras Chile Ltda.

(Exact name of obligor as specified in its charter)

Chile	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Vitacura 2939, Piso 24 Las Condes, Santiago Chile
(Address of principal executive offices)	(Zip code)

Canada Tungsten (Cayman) Inc.

(Exact name of obligor as specified in its charter)

Cayman Islands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Anderson Square, Shedden Rd., PO Box 866 Grand Cayman, Cayman Islands KY1-1103
(Address of principal executive offices)	(Zip code)

Relincho Bahamas Limited

(Exact name of obligor as specified in its charter)

Bahamas	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Mareva House 4 George Street Nassau, Bahamas
(Address of principal executive offices)	(Zip code)

Minera Relincho Copper S.A.

(Exact name of obligor as specified in its charter)

Chile	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Miraflores 222, Piso 24 Santiago Chile
(Address of principal executive offices)	(Zip code)

Teck Base Metals Ltd.

(Exact name of obligor as specified in its charter)

Bermuda	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

2 Church Street, P.O. Box HM 666 Hamilton HM CX Bermuda
(Address of principal executive offices)	(Zip code)

Teck-Pogo Inc.

(Exact name of obligor as specified in its charter)

Alaska	92-0173618
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

3520 International Way Fairbanks, Alaska	99701
(Address of principal executive offices)	(Zip code)

Teck Nova Scotia Company

(Exact name of obligor as specified in its charter)

Nova Scotia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Canada
(Address of principal executive offices)	(Zip code)

TCAI Incorporated

(Exact name of obligor as specified in its charter)

Washington	91-1959949
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

501 North Riverpoint Blvd., Suite 300 Spokane, Washington	99202
(Address of principal executive offices)	(Zip code)

TCL U.S. Holdings Ltd.

(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Canada
(Address of principal executive offices)	(Zip code)

Teck Financial Corporation Ltd.

(Exact name of obligor as specified in its charter)

Bermuda	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Richmond House 12 Par-la-Ville Road Hamilton HM 08 Bermuda
(Address of principal executive offices)	(Zip code)

Teck Hungary Kft.

(Exact name of obligor as specified in its charter)

Hungary	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1146 Budapest, Hermina út 17. 4. floor Hungary
(Address of principal executive offices)	(Zip code)

Teck Coal Limited

(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Suite 1000, 205-9th Avenue S.E. Calgary, Alberta T2G 0R4 Canada
(Address of principal executive offices)	(Zip code)

Fording Coal Limited

(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Suite 1000, 205-9th Avenue S.E. Calgary, Alberta T2G 0R4 Canada
(Address of principal executive offices)	(Zip code)

6069789 Canada Inc.

(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Canada
(Address of principal executive offices)	(Zip code)

9.75% Senior Secured Notes due 2014

10.25% Senior Secured Notes due 2016

10.75% Senior Secured Notes due 2019

Guarantees of 9.75% Senior Secured Notes due 2014

Guarantees of 10.25% Senior Secured Notes due 2016 and

Guarantees of 10.75% Senior Secured Notes due 2019

(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, New York 10005

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152735).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of June, 2009.

THE BANK OF NEW YORK MELLON

By:	/S/ CHERYL CLARKE
Name:	CHERYL CLARKE
Title:	VICE PRESIDENT

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON

of One Wall Street, New York, N.Y. 10286

And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2009, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts
In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	3,141,000
Interest-bearing balances	66,775,000
Securities:
Held-to-maturity securities	6,949,000
Available-for-sale securities	26,839,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	1,007,000
Securities purchased under agreements to resell	72,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	31,311,000
LESS: Allowance for loan and lease losses	418,000
Loans and leases, net of unearned income and allowance	30,893,000
Trading assets	8,140,000
Premises and fixed assets (including capitalized leases)	1,129,000
Other real estate owned	8,000
Investments in unconsolidated subsidiaries and associated companies	796,000
Not applicable
Intangible assets:
Goodwill	4,878,000
Other intangible assets	1,546,000
Other assets	10,833,000

Total assets	163,006,000

LIABILITIES
Deposits:
In domestic offices	54,254,000
Noninterest-bearing	26,808,000
Interest-bearing	27,446,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	79,126,000
Noninterest-bearing	1,726,000
Interest-bearing	77,400,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices .	429,000
Securities sold under agreements to repurchase	10,000
Trading liabilities	6,621,000
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	2,288,000
Not applicable
Not applicable
Subordinated notes and debentures	3,490,000
Other liabilities	4,438,000

Total liabilities	150,656,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	8,290,000
Retained earnings	7,825,000
Accumulated other comprehensive income	-5,270,000
Other equity capital components	0
Total bank equity capital	11,980,000
Noncontrolling (minority) interests in consolidated subsidiaries	370,000
Total equity capital	12,350,000

Total liabilities and equity capital	163,006,000

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas P. Gibbons,

Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell	)
Robert P. Kelly	)	Directors
Catherine A. Rein	)